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                                                                    Exhibit 3.57

                                                                          PAGE 1

                                    DELAWARE
                                 THE FIRST STATE

     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF "PJC NEW LONDON REALTY LLC" AS RECEIVED AND FILED IN THIS OFFICE.

     THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

     CERTIFICATE OF FORMATION, FILED THE TWENTY-EIGHTH DAY OF JANUARY, A.D. 2003, AT 12 O'CLOCK P.M.

     AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID LIMITED LIABILITY COMPANY.


                                       /s/ Harriet Smith Windsor
                                       -----------------------------------------
                                       Harriet Smith Windsor, Secretary of State

[SEAL]                                 AUTHENTICATION: 3256752

3619072  8100H

040547348                                       DATE: 07-27-04

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                            CERTIFICATE OF FORMATION

                                       OF

                            PJC NEW LONDON REALTY LLC

     This Certificate of Formation of PJC NEW LONDON REALTY LLC (the "COMPANY"), dated as of January 28, 2003, is being duly executed and filed by the undersigned, as authorized person, to form a limited liability company under the Delaware Limited Liability Company Act (6 DEL. C. Sec. 18-101, ET SEQ.).


     FIRST. The name of the limited liability company formed hereby is PJC New London Realty LLC.

     SECOND. The address of the registered office in the State of Delaware is 615 S. DuPont Highway, Dover, Kent County, Delaware 19901. The name of its Registered Agent at such address is National Corporate Research, Ltd.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of the date first above written.


                                      /s/ Julianne M. Ells
                                      -----------------------------------
                                      Julianne M. Ells, Authorized Person


                                                          STATE OF DELAWARE
                                                         SECRETARY OF STATE
                                                      DIVISION OF CORPORATIONS
                                                      FILED 12:00 PM 01/28/2003
                                                         030056373 - 3619072